                                                                 EXHIBIT 24

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN A. MCCORMACK, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


October 28, 1996                   /S/ JOHN A. MCCORMACK
                                   John A. McCormack
                                   President, Chief Executive Officer, and
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN A. MCCORMACK, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


October 28, 1996                   /S/ MARY D. DECI
                                   Mary D. Deci
                                   Vice President, Secretary and Treasurer

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN A. MCCORMACK, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


Octobe 28, 1996                    /S/ WILLIAM E. GOGGIN
                                   William E. Goggin
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN A. MCCORMACK, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


October 28, 1996                   /S/ EDWARD B. GRANT
                                   Edward B. Grant
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN A. MCCORMACK, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


October 28, 1996                   /S/ CHARLES W. JENNINGS
                                   Charles W. Jennings
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN A. MCCORMACK, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


October 28, 1996                   /S/ PHILLIP G. PEASLEY
                                   Phillip G. Peasley
                                   Director

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI AND JOHN A. MCCORMACK, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, a Form S-8 Registration Statement of Firstbank Corporation with respect to the issuance of shares of its Common Stock to be offered in connection with the Firstbank Corporation Amended and Restated 401(k) and Employee Stock Ownership Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


October 28, 1996                   /S/ DAVID D. ROSLUND
                                   David D. Roslund
                                   Director